UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 6, 2013
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)

50 Old Webster Road
Oxford, Massachusetts 01540
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2013, the Company held its 2013 Annual Meeting of Stockholders and the following are the final voting results for the Annual Meeting:

Proposal	Votes For	Votes Against	Votes Withheld	Abstentions	Broker Non-Votes
One: To elect nine directors to serve for the ensuing year and until their successors are duly elected
Valentin P. Gapontsev, Ph.D.	43,892,749	—	583,216	—	3,448,084
Eugene Scherbakov, Ph.D.	43,667,265	—	798,700	—	3,448,084
Igor Samartsev	43,176,141	—	1,299,824	—	3,448,084
Robert A. Blair	43,394,208	—	1,081,757	—	3,448,084
Michael C. Child	43,863,201	—	612,764	—	3,448,084
Henry E. Gauthier	44,265,824	—	210,141	—	3,448,084
William S. Hurley	44,265,512	—	210,453	—	3,448,084
William F. Krupke, Ph.D.	43,893,804	—	582,161	—	3,448,084
John R. Peeler	43,954,895	—	521,070	—	3,448,084
Two: To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013	47,562,937	306,799	—	54,313	—

As a result of the voting, each of the above-named directors was elected at the 2013 Annual Meeting and the stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.

Item 8.01	Other Events

Certain directors and officers of IPG Photonics Corporation (the “Company”) adopt from time to time pre-arranged trading plans (each, a “Plan”) designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company's policies regarding stock transactions. Under Rule 10b5-1, directors, officers and other persons who are not in possession of material non-public information may adopt a plan or contract for pre-arranged sales of Company securities under specified conditions and at specified times. Using these Plans, insiders can gradually diversify their investment portfolios, spread stock trades out over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess inside information.

The Plan adopted by The Valentin Gapontsev Trust II provides for the sale of up to a total of 10,000 shares over a period ending June 15, 2014, unless terminated sooner in certain circumstances. Shares will be sold under the Plan on the open market at prevailing market prices, subject to minimum price thresholds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
June 6, 2013	/s/ Angelo P. Lopresti
Angelo P. Lopresti
Vice President, General Counsel & Secretary